UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 5, 2005

B of I HOLDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51201	33-0867444
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)

12777 High Bluff Drive, Suite 100, San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 350-6200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o                                    Written communications pursuant to Rule 425 under the Securities Act

o                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

o                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

o                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

TABLE OF CONTENTS

Item 4.01.               Changes in Registrant’s Certifying Accountants.

Item 9.01.               Financial Statements and Exhibits.

(c)                       Exhibits

Exhibit 16.1 Letter From Deloitte & Touche LLP to the Securities and Exchange Commission, dated October 14, 2005

SIGNATURE

Item 4.01.  Changes in Registrant’s Certifying Accountant.

BofI Holding, Inc. (the "Company") filed a Form 8-K on October 11, 2005 (the “Form 8-K”) to announce that, with the approval of the Company’s Audit Committee, the Company dismissed Deloitte & Touche, LLP ("Deloitte") as its independent registered public accounting firm on October 5, 2005 and it engaged Crowe Chizek and Company LLP as its independent registered public accounting firm on October 5, 2005. This Amendment to the Form 8-K is filed solely to provide a copy of the letter from Deloitte to the Securities and Exchange Commission, dated October 14, 2005 and received by the Company on October 20, 2005. A copy of this letter is filed herewith as Exhibit 16.1 and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

         (c)  Exhibits

Exhibit 16.1 Letter From Deloitte & Touche LLP to the Securities and Exchange Commission, dated October 14, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B of I HOLDING, INC.

Date: October 24, 2005	By:	/s/ Gary Lewis Evans
Gary Lewis Evans
President and Chief Executive Officer

Exhibit 16.1

(LETTERHEAD OF DELOITTE & TOUCHE LLP)

Deloitte & Touche LLP                                                                                       Telephone:  213/688-0800

350 South Grand Avenue                                                                                   Fax:  213/688-0100

Suite 200

Los Angeles, CA  90071-3462

October 14, 2005

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC  20549-7561

Dear Sirs/Madams:

We have read Item 4.01 of BofI Holding, Inc.’s Form 8-K dated October 11, 2005, and have the following comments:

1.                  We agree with the statements made in the first sentence in the first paragraph along with the second and third paragraphs and the first and second sentences of the fourth paragraph.

2.                  We have no basis on which to agree or disagree with the statements made in the second sentence of the first paragraph, the third sentence of the fourth paragraph or with the entire fifth and sixth paragraphs.

Yours truly,

/s/ Deloitte & Touche LLP